EXHIBIT 10.17




                       CENTURY BUSINESS CREDIT CORPORATION
                              119 West 40th Street,
                            New York, N.Y.  10018-2566
                  (212) 703-3500 - Fax (212) 703-3520/3590/3639



                                            April 8, 1997



         Mr. Joel Newman
         Tommy Hilfiger U.S.A., Inc.
         25 West 39th Street
         New York, NY  10018

                   RE:  FACTORING AGREEMENT

         Gentlemen:

         Reference is hereby made to the Factoring Agreement between us dated September 16, 1994, as amended. This letter will confirm the terms of a further amendment of such Factoring Agreement as follows:

              A. Paragraph 7 is amended to read in its entirety as follows: "For your services hereunder with respect to our sales for each year beginning, April 1, 1997, you shall receive a commission equal to thirty-five one hundredths of one percent (.35%) of the net face value amount of each credit approved Receivable less selling discounts which shall be chargeable to our account with you on the last day of each month.

              B. Paragraph 13 is amended to substitute "2001" for "2000".

              C. Except as expressly specified provided herein, all of the representations, warranties, terms, covenants and conditions of the Factoring Agreement as previously and hereby amended shall remain in full force and ef-fect. The amendments set forth herein shall be lim-ited precisely as set forth herein and shall not be deemed as amendment of, consent to or modification of any other term of provision of the Factoring Agree-ment.





         Please confirm you agreement to the foregoing, where indicated below.

                                  Very truly yours,

                                  CENTURY BUSINESS CREDIT CORPORATION


                                  /s/ David L. Finkelstein

                                  David L. Finkelstein
                                  Senior Executive Vice President

         Accepted and Agreed to:

         New York, NY
         April 8, 1997

         TOMMY HILFIGER U.S.A., INC.

         By: /s/ Joel H. Newman
         Title:  Exec. VP Fin. & Oper.